Filed pursuant to Rule 497(e)
Registration Nos. 333-190020; 811-22871

HATTERAS DISCIPLINED OPPORTUNITY FUND
a series of HCIM Trust

Class A | Institutional Class

February 14, 2014

Supplement to the Prospectus dated November 6, 2013

Effective immediately, the following information supplements the section entitled “Determination of Net Asset Value” on pages 25–26 of the Prospectus:

FLEX Options are valued by an independent third party pricing service, which uses an equity option valuation model.  The factors used in the option pricing model include the calculated volatility value of the custom option and the underlying reference equity index,  the time between the effective date of the option and its expiration, and the agreed upon strike price. All inputs used by the pricing service in valuing the FLEX Options are considered observable market inputs, as a market for the custom options is established by the clearinghouse as new FLEX Options are created. Fair value determinations may be required for a FLEX Option in the event a price cannot be obtained from an independent pricing service or, in the judgment of the Advisor or Sub-Advisor as applicable, the price or value available does not represent the fair value of the instrument. Such fair value determinations will be made based on valuations procedures approved by the Fund’s Board of Trustees and may be based on factors including consensus quotes from several market making firms in the FLEX Options market.

Please retain this Supplement with your Prospectus for future reference.